
RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

February 28, 2017

expect more.

Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,100 dedicated employees
- $4.2 billion in revenue in 2016
- 30,635 trucks sold in 2016
- 4.9-5.5% U.S. Class 4-8 market share in 2016
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


ENTERPRISES

expect more.

Commercial Vehicle Market

- Market supply and demand factors negatively impacting used Class 8 truck values
- Continued softness in energy sector and related geographic regions
- Overcapacity from near record 2015 Class 8 truck sales
- Erratic freight environment
- Automotive strong; housing and road construction continue to improve; medium–duty market stable
- Vocational markets drive need for aftermarket solutions (construction, refuse)
- Alternative fuel vehicles adoption rate slowed but remains long-term growth opportunity
- Credit available; used trucks under microscope







expect more.

US Retail Truck Sales



Class 8
Class 4-7
Units ($000s)
350
300
250
200
150
100
50

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017E
Class 8	157	139	97	110	174	199	188	224	253	197	160
Class 4-7	239	173	111	118	146	164	180	200	218	226	234

Source: ACT Research

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- More than 100 locations in 21 states
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial and insurance services
- Over 5 million square feet of premium facilities







expect more.

Rush Truck Centers Network



expect more.

Solutions Network

- 100+ locations support all Rush businesses
- Capabilities for all makes and models
- Aftermarket parts
  - More than $185 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,302 service bays; 2,013 technicians; 30 collision centers
  - Complete range of maintenance solutions
  - 295 mobile service units
  - 183 contract technicians in customer shops
  - RushCare service and technology solutions
  - CNG/LNG service capabilities







expect more.

Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- Rush sales – more than 4,900 units since 2005
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 27 dedicated CNG locations
  - Natural gas service included in all new facility construction and expansion
  - Mobile service
  - 118 certified technicians
- Natural gas fuel system installation


CNG | LNG

expect more.

Momentum Fuel Technologies

- Production began in 2015
- Innovative design and manufacturing
- Advanced safety features
- Installation expertise
- Nationwide service network
- Multiple configurations serving over-the-road, refuse, construction, beverage, bulk haul and transit



U.S. CLASS 8 NATURAL GAS ADOPTION RATES



% US Class 8 Sales
Units (000)
60
50
40
30
20
10
0

2012	2013	2014	2015	2016	2017	2018	2019	2020
2%	3%	4%	3%	4%	4%	5%	6%	7%

Source: ACT Research

expect more.

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 112% overall in 2016



ABSORPTION RATIO*
120
100
80
100
105
105
106
96
106
114
116
114
118
116
112
5
6
7
8
9
10
11
12
13
14
15
16

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

Quality of Earnings


100
80
60
40
20
0
7.9%
2.7%
36.9%
52.5%
Peak
6.0%
2.9%
20.1%
71.0%
Trough
4.8%
3.6%
24.6%
67.0%
2006
2009
2016

Class 8 Units	290,000	97,000	197,000

2016 GP Margin Truck Sales 6.7% | Parts/Service 36.1% | Rental and Leasing 12.5%

Parts and Service · Truck Sales · Leasing & Rental · Other

expect more.

Rush Annual Truck Sales



40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
16,874
11,241
1,665
7,922
10,816
11,135
1,676
7,008
8,800
11,500
1,700
7,000
30%
40%
6%
24%
2012
2013
2014
2015
2016
2017E
Used
Light–duty
Medium–duty
Class 8

expect more.

Commercial Vehicle Franchises

Peterbilt, Class 6-8 – 54 locations, 11 states
International, Class 5-8 – 45 locations, 9 states
Ford, Class 3-7 – 7 locations, 7 states
Hino, Class 5-7 – 30 locations, 9 states
Isuzu, Class 4-5 – 24 locations, 9 states
Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
Blue Bird – 18 locations, 1 state
Collins – 24 locations, 1 state
Elkhart – 17 locations, 1 state
IC Bus – 33 locations, 7 states
Jerr-Dan – 30 locations, 4 states
PacLease – 33 locations, 10 states
Idealease – 29 locations, 9 states

Rush Class 8 Customers

Rush 2016 US Class 8 market share – 5.5%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
LARGE
FLEETS
30-35%
OWNER-
OPERATOR
10-15%
MID-SIZE
FLEETS
15-20%

Rush Class 4-7 Customers

Rush 2016 US Class 4-7 market share – 4.9%

- Vocational and specialty markets
- Ready-to-roll inventory
- National fleet accounts
- Market tied closely to the general economy


PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%

CANTEEN McCOY'S BUILDING SUPPLY PODS Portable On Demand Storage

Nestlé Anheuser-Busch Red Bull JERR-DAN

expect more.

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 66 locations including 7 captive shops
- 7,841 units in truck fleet; 1,233 units under contract maintenance
- Growing need by customers for outsourced maintenance








LEASING AND RENTAL REVENUE
$ millions
$225
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$100
$130
$178
$200
$208
$220
2012
2013
2014
2015
2016
2017E

Strategic Growth Initiatives

- 2021 financial goals
  - $7 billion in annual revenue
  - 4% pretax profit margin
- Growth goals and opportunities
  - Grow our parts business from $1 billion to $2 billion
  - Expand vehicle technology and customer service solutions
  - Increase CNG fuel systems market share to 25% with Momentum Fuel Technologies
  - Increase U.S. Class 8 market share to 7+%
  - Increase U.S. Class 4-7 market share to 6+%
  - Continue evaluating acquisition and expansion opportunities
- Capital deployment
  - Enhanced investment discipline
  - Consistent shareholder return program







expect more.

Company at a Glance

- Rush Truck Centers
- Rush Bus Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Truck Leasing
- Rush Truck Insurance Services
- Rig Tough Truck Parts
- Rig Tough Used Trucks
- Momentum Fuel Technologies
- Custom Vehicle Solutions
- Perfection Truck Parts & Equipment
- Chrome Country
- World Wide Tires


IDEALEASE
CHROME COUNTRY

expect more.

Historical Results

$ in millions, except per share amounts	2012	2013	2014	2015	2016
Revenue	$3,090.6	$3,384.7	$4,727.4	$4,979.7	$4,214.6
Gross Profit	$500.8	$572.0	$756.0	$784.9	$726.4
Gross Profit Margin	16.2%	16.9%	16.0%	15.8%	17.2%
Adjusted EBIT (1)*	$105.6	$95.4	$133.2	$108.8	$67.1
Adjusted EBIT Margin*	3.4 %	2.8 %	2.8%	2.2%	1.6%
Net Income	$62.5	$49.2	$80.0	$66.1	$40.6
Adjusted Net Income (1)*	$62.5	$55.8	$82.0	$66.1	$46.0
EPS	$1.57	$1.22	$1.96	$1.61	$1.00
Adjusted EPS (1)*	$1.57	$1.38	$2.01	$1.61	$1.13

(1) Excludes one-time charges related to W. Marvin Rush retirement accruals in 2013; a one-time charge related to impairment of the company's aircraft in 2014; and a one-time charge related to restructuring charges and real estate impairment in 2016.

*Non-GAAP financial measure – see Appendix

expect more.

Adjusted Return on Invested Capital

$ in thousands	2012	2013	2014	2015	2016
Total debt	$984,157	$1,121,897	$1,487,641	$1,586,278	$1,335,441
Adjustments					
Debt related to lease and rental fleet	($322,913)	($413,066)	($539,426)	($603,894)	($579,819)
Floor plan notes payable	($534,520)	($593,649)	($845,977)	($854,758)	($646,945)
Adjusted total debt*	$126,724	$115,182	$102,238	$127,626	$108,677
Cash and cash equivalents	($198,773)	($217,305)	($191,463)	($64,847)	($82,026)
Adjusted net debt*	($72,049)	($102,123)	($89,225)	$62,779	$26,651
Shareholders' equity	$607,946	$665,381	$764,339	$844,897	$862,825
Adjusted invested capital*	$535,897	$563,258	$675,114	$907,676	$889,476
Adjusted return on invested capital (1)*	21.1%	17.4%	21.5%	13.7%	7.5%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

Free Cash Flow

$ in thousands	2012	2013	2014	2015	2016
Net cash provided by (used in) operations	$219,336	$173,488	$88,937	$227,250	$521,170
Acquisition of property/equipment	($170,951)	($191,584)	($260,820)	($367,790)	($196,965)
Free cash flow*	$48,385	($18,096)	($171,883)	($140,540)	($324,205)
Adjustments:					
Draws (payments) on floor plan financing, net	($20,667)	$46,085	$207,458	$31,568	$211,802
Proceeds from lease/rental debt	$144,639	$161,767	$214,622	$162,497	$121,188
Principal payments on lease/rental debt	($68,950)	($90,018)	($112,414)	($138,813)	($168,644)
Debt proceeds related to acquisitions	($51,407)	($23,939)	($43,317)	($5,645)	$0
Non-maintenance capital expenditures	$24,427	$32,644	$63,256	$138,190	$45,003
Adjusted free cash flow*	$76,417	$108,443	$157,722	$47,257	$109,950

*Non-GAAP financial measure – see Appendix

expect more.


RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

February 28, 2017

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2012	2013	2014	2015	2016
Net Income	$62,455	$49,217	$79,957	$66,053	$40,582
Adjustments					
Restructuring charges, net of tax					$5,425
W. Marvin Rush retirement payment accrual, net of tax		$6,574			
Aircraft impairment charge, net of tax			$2,083		
Adjusted Net Income*	$62,455	$55,791	$82,040	$66,053	$46,007
Diluted shares outstanding EPS	39,688	40,506	40,894	41,093	40,603
EPS	$1.57	$1.22	$1.96	$1.61	$1.00
Adjusted EPS*	$1.57	$1.38	$2.01	$1.61	$1.13

*Non-GAAP financial measure

Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2012	2013	2014	2015	2016
Net Income	$62,455	$49,217	$79,957	$66,053	$40,582
Adjusted Net Income*	$62,455	$55,791	$82,040	$66,053	$46,007
Provision for Income Taxes	$38,728	$36,047	$50,586	$41,750	$29,372
Interest expense	$13,017	$10,693	$11,198	$13,473	$14,279
Depreciation and amortization	$25,016	$29,925	$40,786	$43,859	$51,261
Aircraft impairment charge, net of tax			($2,083)		
(Gain) Loss on sales of assets	($176)	($5)	($151)	$544	($1,755)
EBITDA*	$139,040	$132,451	$182,376	$165,679	$139,164
Adjustment					
Interest expense associated with floor plan notes payable	($8,449)	($7,089)	($8,432)	($13,054)	($11,901)
Adjusted EBITDA*	$130,591	$125,362	$173,944	$152,625	$127,263
Depreciation and amortization	($25,016)	($29,925)	($40,786)	($43,859)	($51,261)
Adjusted EBIT*	$105,575	$95,437	$133,158	$108,776	$76,002

*Non-GAAP financial measure

expect more.